UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026 (May 28, 2026)

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware (State or other jurisdiction of incorporation or organization)	62-1721435 (I.R.S. Employer Identification No.)

942 South Shady Grove Road Memphis, Tennessee (Address of principal executive offices)	38120 (ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
0.450% Notes due 2029	FDX 29B	New York Stock Exchange
1.300% Notes due 2031	FDX 31B	New York Stock Exchange
3.500% Notes due 2032	FDX 32	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange
0.950% Notes due 2033	FDX 33A	New York Stock Exchange
4.125% Notes due 2037	FDX 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On June 1, 2026, FedEx Corporation, a Delaware corporation (“FedEx” or the “Company”) completed its spin-off of FedEx Freight Holding Company, Inc., a Delaware corporation (“FedEx Freight”), into a new, publicly traded company (the “Spin-Off”). FedEx, or subsidiaries thereof, have entered into the following agreements with FedEx Freight, or subsidiaries thereof, in connection with the Spin-Off in order to govern the ongoing relationship between the Company and FedEx Freight after the Spin-Off and to facilitate an orderly transition.

Separation and Distribution Agreement

On May 28, 2026, the Company and FedEx Freight entered into a Separation and Distribution Agreement (the “Separation and Distribution Agreement”) that sets forth the agreements between FedEx and FedEx Freight regarding the principal actions taken in connection with the Spin-Off, including those related to the series of internal reorganization transactions that FedEx undertook prior to the Spin-Off, pursuant to which FedEx Freight holds, through its subsidiaries, the FedEx Freight business, and the distribution of 80.1% of the issued and outstanding shares of FedEx Freight common stock to FedEx’s stockholders pursuant to the Spin-Off. It also sets forth other agreements that govern certain aspects of the Company’s relationship with FedEx Freight following the Spin-Off. A summary of the Separation and Distribution Agreement can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with FedEx—Separation and Distribution Agreement” in FedEx Freight’s Information Statement included as Exhibit 99.1 to the Company’s Current Report on Form 8-K that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 13, 2026 (the “Information Statement”), which summary is incorporated herein by reference.

The foregoing description of the Separation and Distribution Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation and Distribution Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Transition Services Agreement

On May 31, 2026, the Company and FedEx Freight entered into a Transition Services Agreement (the “Transition Services Agreement”), pursuant to which each of FedEx and FedEx Freight will provide certain transitional services to the other. The services, including certain support functions such as order creation, customer data management, marketing, clearance, data and analytics, and other functions, as well as the technology operations and support technologies required for those functions, will be provided for a limited time, generally for no longer than two years following the Effective Time (as defined below), and will be provided for specified fees, which are generally based on existing allocation models and/or on a cost/cost-plus basis.

The foregoing description of the Transition Services Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transition Services Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Tax Matters Agreement

On May 31, 2026, the Company and FedEx Freight entered into a Tax Matters Agreement (the “Tax Matters Agreement”) that governs the parties’ respective rights, responsibilities, and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and other matters regarding taxes. A summary of the Tax Matters Agreement can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with FedEx—Tax Matters Agreement” in the Information Statement, which summary is incorporated herein by reference.

The foregoing description of the Tax Matters Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Tax Matters Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Employee Matters Agreement

On May 31, 2026, the Company and FedEx Freight entered into an Employee Matters Agreement (the “Employee Matters Agreement”) that addresses employment and employee compensation and benefits matters, including with respect to severance, workers’ compensation, paid time off, and sharing of employee records and information. The Employee Matters Agreement also addresses the allocation and treatment of assets and liabilities relating to FedEx and FedEx Freight current and former employees and the assets and liabilities of the compensation and benefit plans and programs in which the current and former employees participate. A summary of the Employee Matters Agreement can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with FedEx— Employee Matters Agreement” in the Information Statement, which summary is incorporated herein by reference.

The foregoing description of the Employee Matters Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employee Matters Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Intellectual Property Cross-License Agreement

On May 31, 2026, the Company, Federal Express Corporation, a Delaware corporation and wholly owned subsidiary of the Company (“Federal Express”), and FedEx Dataworks, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“FedEx Dataworks”), on the one hand, and FDXF Holding Corporation, a Delaware corporation and wholly owned subsidiary of FedEx Freight (“Freight Holding”), on the other hand, entered into an Intellectual Property Cross-License Agreement (the “Intellectual Property Cross-License Agreement”), pursuant to which each of FedEx, Federal Express, and FedEx Dataworks, on the one hand, and Freight Holding, on the other hand, will grant and receive licenses to and from each other in respect of certain patents, know-how, and copyrights. The Intellectual Property Cross-License Agreement will remain in effect on a licensed-patent-by-licensed-patent and licensed-copyright-by-licensed-copyright basis until expiration, invalidation, or abandonment thereof and with respect to all other licensed intellectual property, in perpetuity. The Intellectual Property Cross-License Agreement will generally not be terminable. In addition, the agreement is not assignable by either party without the other party’s consent other than to (i) an affiliate or (ii) a third party in connection with the sale, separation, divestiture, disposition, or other ceasing to control of the applicable portion of the assets or businesses of the licensee to which the Intellectual Property Cross-License Agreement relates.

The foregoing description of the Intellectual Property Cross-License Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Intellectual Property Cross-License Agreement, a copy of which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Trademark License Agreement

On May 31, 2026, Federal Express and Freight Holding entered into a Trademark License Agreement (the “Trademark License Agreement”) that provides Freight Holding with a license to continue to use certain names, trademarks, and brands owned by Federal Express or its affiliates, including the “FedEx Freight” name and mark, in connection with the FedEx Freight business as conducted prior to the Effective Time in the United States, Canada, and Mexico. The license granted to Freight Holding under the Trademark License Agreement will be for an initial term of five years from the Effective Time, and will automatically renew annually in one-year increments for up to an additional five years unless either party provides the other with notice of its election not to renew, and will not otherwise be terminable by Federal Express other than in connection with a material uncured breach by Freight Holding, bankruptcy of Freight Holding, or a change of control of FedEx Freight or Freight Holding. In addition, the agreement is not assignable by Freight Holding without the consent of Federal Express.

The foregoing description of the Trademark License Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Trademark License Agreement, a copy of which is filed as Exhibit 10.5 hereto and is incorporated herein by reference.

Stockholder and Registration Rights Agreement

On May 31, 2026, the Company and FedEx Freight entered into a Stockholder and Registration Rights Agreement (the “Stockholder and Registration Rights Agreement”), pursuant to which FedEx Freight has agreed that, upon the request of FedEx, it will use its reasonable best efforts to effect the registration under applicable federal and state securities laws of any shares of FedEx Freight common stock retained by FedEx. In addition, FedEx has agreed to vote any shares of FedEx Freight common stock that it retains immediately after the Spin-Off in proportion to the votes cast by FedEx Freight’s other stockholders. In connection with such agreement, FedEx has granted FedEx Freight a proxy to vote its shares of FedEx Freight common stock in such proportion. This proxy, however, will be automatically revoked as to any particular share upon any sale or transfer of such share from FedEx to a person other than FedEx, and neither the Stockholder and Registration Rights Agreement nor the proxy will limit or prohibit any such sale or transfer.

The foregoing description of the Stockholder and Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stockholder and Registration Rights Agreement, a copy of which is filed as Exhibit 10.6 hereto and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Immediately prior to the consummation of the Spin-Off, FedEx Freight was a wholly owned subsidiary of the Company. Effective as of 12:01 a.m., Central Time, on June 1, 2026 (the “Effective Time”), the Company completed the Spin-Off through the distribution by FedEx of 80.1% of the outstanding shares of FedEx Freight common stock on a pro rata basis to the holders of FedEx common stock. Each FedEx stockholder received one share of FedEx Freight common stock for every two shares of FedEx common stock held of record as of the close of business on May 15, 2026. Stockholders will receive cash in lieu of fractional shares.

FedEx Freight will begin “regular way” trading on June 1, 2026 on the New York Stock Exchange (“NYSE”) under the ticker symbol “FDXF.” FedEx will continue to trade on the NYSE under the ticker symbol “FDX.”

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Director Resignation

As previously reported, in connection with the Spin-Off, Stephen E. Gorman resigned from his position as a member of the Company’s Board of Directors (the “Board”), as well as his position as a member of the committees thereof, in each case, effective as of immediately prior to the Effective Time to join the Board of Directors of FedEx Freight. In addition, effective as of immediately prior to the Effective Time, the Board decreased its size from thirteen to twelve members.

Officer Resignation

As previously reported, in connection with the Spin-Off, John A. Smith resigned from his position as Chief Operating Officer, United States and Canada of FedEx, effective as of immediately prior to the Effective Time to become the President and Chief Executive Officer of FedEx Freight.

Item 8.01 Other Events.

In connection with the Spin-Off, FedEx Freight paid a cash dividend of approximately $4.1 billion to the Company prior to the Effective Time from the proceeds of the $3.7 billion senior notes offering completed in February 2026 and borrowings under its delayed-draw term loan facility.

On June 1, 2026, FedEx issued a press release announcing the completion of the Spin-Off. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number
2.1	Separation and Distribution Agreement, effective as of May 28, 2026, by and between the Company and FedEx Freight Holding Company, Inc.*

10.1	Transition Services Agreement, effective as of May 31, 2026, by and between the Company and FedEx Freight Holding Company, Inc.*

10.2	Tax Matters Agreement, effective as of May 31, 2026, by and between the Company and FedEx Freight Holding Company, Inc.*

10.3	Employee Matters Agreement, effective as of May 31, 2026, by and between the Company and FedEx Freight Holding Company, Inc.*

10.4	Intellectual Property Cross-License Agreement, effective as of May 31, 2026, by and among the Company, Federal Express Corporation, FedEx Dataworks, Inc. and FDXF Holding Corporation.*

10.5	Trademark License Agreement, effective as of May 31, 2026, by and between Federal Express Corporation and FDXF Holding Corporation.*

10.6	Stockholder and Registration Rights Agreement, effective as of May 31, 2026, by and between the Company and FedEx Freight Holding Company, Inc.*

99.1	Press Release of FedEx Corporation, dated June 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules or similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplemental copies of any of the omitted schedules or attachments upon request by the U.S. Securities and Exchange Commission (the “SEC”).

Cautionary Statement Regarding Forward Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act, such as statements regarding the Company’s business following the Spin-Off, future financial targets, business strategies, management’s views with respect to future events and financial performance, and the assumptions underlying such targets, expected cost savings, strategies, and statements.

Forward-looking statements include those preceded by, followed by, or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends,” or similar expressions. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the possibility that the Spin-Off will not result in the intended benefits; the possibility of disruption, including changes to existing business relationships, disputes, litigation, or unanticipated costs in connection with the Spin-Off; uncertainty of the expected financial performance of the Company following the Spin-Off; evolving legal, regulatory, and tax regimes; changes in global economic conditions; actions by third parties, including government agencies; the Company’s ability to successfully implement its business strategy and global transformation program, and its ability to optimize its network through Network 2.0; the Company’s ability to achieve cost-reduction initiatives and financial performance goals; and other factors which can be found in the Company’s press releases and filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended May 31, 2025, and subsequently filed Quarterly Reports on Form 10-Q, and the Information Statement. Any forward-looking statement speaks only as of the date on which it is made. Neither the Company nor anyone else undertakes or assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

By:	/s/ Gina F. Adams
	Name:	Gina F. Adams
	Title:	Executive Vice President, General Counsel and Secretary

Date: June 1, 2026